Assets Held for Sale	12 Months Ended
Dec. 31, 2018
Discontinued Operations and Disposal Groups [Abstract]
Assets Held for Sale
ASSETS HELD FOR SALE

In 2018 Fortis solicited offers to sell its 51% ownership interest in the Waneta Expansion. In January 2019 the Corporation entered into a definitive agreement with Columbia Power Corporation ("CPC") and Columbia Basin Trust ("CBT") to sell its interest for approximately $1 billion. CPC and CBT, both 100% owned by the Government of British Columbia, are the Corporation's partners and together currently own 49% of the Waneta Expansion. Fortis expects the transaction to close in the second quarter of 2019 following the satisfaction of customary closing conditions. FortisBC Electric will continue to operate the Waneta Expansion facility and purchase its surplus capacity. The related assets and liabilities have been classified as held for sale and are detailed below.

(in millions)	2018
Cash	$15
Accounts receivable and other current assets	3
PPE	718
Intangible assets	30
Total assets held for sale	$766

Accounts payable and other current liabilities	$2
Other liabilities	67
Total liabilities associated with assets held for sale	$69

The non-controlling interest of $324 million remained classified in equity.

For both 2018 and 2017, the Waneta Expansion contributed $54 million to earnings before income tax expense, of which 51% is attributable to common equity shareholders.